                             AIM GLOBAL INCOME FUND




                                 [COVER IMAGE]





[AIM LOGO APPEARS HERE]            ANNUAL REPORT                 OCTOBER 31 1998



























                 INVEST WITH DISCIPLINE--Registered Trademark--

[COVER IMAGE]


                 ----------------------------------------------
                      THE WATER LILY POND BY CLAUDE MONET
                 AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS
              TO BRING SHAREHOLDERS NEW INVESTMENT OPPORTUNITIES.
              WIDE OCEANS NO LONGER FORM MUCH MORE OF A BARRIER TO
              GLOBAL INVESTING THAN THE TRANQUIL POND DEPICTED IN
             MONET'S PAINTING. THE MANAGEMENT TEAM HAS CONSTRUCTED
                A DIVERSE PORTFOLIO CONSISTING OF GOVERNMENT AND
                     CORPORATE BONDS FROM AROUND THE WORLD.
                 ----------------------------------------------


AIM Global Income Fund is for shareholders who seek a high level of current income. The Fund invests in a portfolio of debt issued by U.S. and foreign governments and corporations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 divided by the most recent month-end net asset value
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities.
o The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities.
o The Fund invests in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have greater risk of price fluctuation and loss of principal than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM GLOBAL INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                          ---------------------------
                              THE ABRUPT REVERSALS
                               OF SENTIMENT DURING
                                THIS FISCAL YEAR
                            REINFORCE OUR CONVICTION
                                THAT MARKETS ARE
                              UNPREDICTABLE IN THE
                                   SHORT TERM.
                          ---------------------------


                   Dear Fellow Shareholder:

                   Throughout the fiscal year covered by this report, markets
  [PHOTO OF        worldwide vacillated between optimism that the woes in Asia
 Charles T.        would be contained and worry that they would become a major
   Bauer,          economic drag on the U.S. and the rest of the world. As a
Chairman of        result, markets worldwide were especially volatile.
the Board of           We understand how unnerving this year's level of
  THE FUND         volatility can be. Many of you undoubtedly were tempted
APPEARS HERE]      simply to exit the markets completely. Our reaction, of
                   course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

                   MARKET RECAP
Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid, especially U.S. Treasury issues. Even high-quality corporate bonds went out of favor. High-yield corporate bonds plummeted in value.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.) Investors responded favorably, and by the close of the fiscal year, many bond markets were regaining equilibrium.
    However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:
    o   broad portfolio diversification;
    o realistic expectations, recognizing that the potential for downturns is always present; and
    o   as always, long-term thinking.
    Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--REGISTERED TRADEMARK--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                    ----------------------------------------
                       MOREOVER, WE REMAIN CONFIDENT THAT
                      OUR DIVERSIFIED APPROACH TO INVESTING
                      WILL ENHANCE RETURNS AND REDUCE RISK
                               OVER THE LONG TERM.
                    ----------------------------------------


FUND CONTENDS WITH EXTREMELY NARROW BOND MARKET


THE BOND MARKET WAS VERY NARROW FOR MUCH OF THE FISCAL YEAR. HOW DID AIM GLOBAL INCOME FUND PERFORM?
The Fund continued to provide a high level of current income. As of October 31, 1998, the Fund's 30-day distribution rate at net asset value was 6.79% for Class A shares and 6.23% for Class B and Class C shares. The Fund's 30-day yield at maximum offering price was 5.56% for Class A shares and 5.34% for Class B and Class C shares. That compared favorably to the 5.15% yield of the 30-year U.S. Treasury bond at the end of the reporting period.
    For the fiscal year ended October 31, 1998, total return was 3.95%, 3.38%, and 3.39% for Class A, B, and C shares, respectively. An extremely narrow market environment, favoring the highest-rated government bonds-particularly U.S. Treasury securities-detracted from the Fund's total return.
    Since our last report six months ago, nets assets in the Fund grew from $72 million to $96 million.

WHY WAS THE BOND MARKET SO NARROW?
An assortment of global crises created an aversion to risk among investors. These crises included severe economic dislocations in Asia, Russia, and Latin America as well as political controversy in the U.S. In this unsettled market environment, investors flocked to U.S. Treasury securities and foreign government issues because of their relative safety and liquidity. Such a phenomenon is known as a "flight to quality."

DID YOU CHANGE YOUR INVESTMENT STRATEGY, GIVEN THE UNUSUAL MARKET ENVIRONMENT? No, we adhered to our disciplined strategy of investing in three major bond classes: foreign bonds, U.S. domestic investment-grade bonds, and high-yield securities. We believe the unusual narrowness that pervaded the global bond market during much of the reporting period will eventually give way to more normal conditions. Moreover, we remain confident that our diversified approach to investing will enhance returns and reduce risk over the long term.
    At the end of the reporting period, the Fund's total assets were divided as follows: foreign bonds, 35.31%; domestic investment-grade bonds, 35.23%, high-yield bonds, 20.75%; and other assets, 8.71%.

WHAT WERE SOME OF THE MAJOR THEMES IN THE GLOBAL BOND MARKET?
Europe and other developed markets were relative safe havens from the economic turmoil that swept across other parts of the world during the fiscal year. In most developed countries, higher-rated bonds were the beneficiaries of a low-inflation, low-interest-rate environment and the efforts of foreign governments to balance their budgets and reduce deficits. Bond markets we liked included the United Kingdom, Germany, and New Zealand.
    For much of the reporting period, the U.S. dollar was strong relative to most other major currencies, although the dollar did weaken toward the end of the fiscal year. The general strength of the dollar diminished returns for U.S. investors. We mitigated the effect of a strong dollar by selectively hedging some of the Fund's currency exposure.
    Russia's default in August had a disastrous effect on emerging market debt, which was already languishing as a result of the economic malaise in Asia. However, the poor performance of emerging market debt was of little consequence to the Fund since it invests primarily in developed markets and had no exposure to Russia.

HOW DID U.S. DOMESTIC INVESTMENT-GRADE BONDS FARE?
In the U.S., Treasury securities soared in price, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 6.16% at the beginning of the fiscal year to 4.72% on October 5, 1998-its lowest level since this issue came into existence in 1977.
    While the Treasury market skyrocketed, other investment-grade bonds appreciated less dramatically in value. Investment grade corporate bonds, for example, underperformed Treasuries because of declining company profits and an overabundance of supply. That caused the yield differentials between Treasuries and investment-grade corporate bonds to widen substantially.
    However, the Federal Reserve Board (the Fed), in an effort to infuse liquidity back into the broader financial market, cut interest rates at the end of September and again in mid-October. Investors began to shift their focus away from Treasury issues toward other asset classes. As a result, the yield spreads between Treasuries and investment-grade corporate bonds began to contract during the final weeks of the fiscal year.


          See important Fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                             PORTFOLIO COMPOSITION

                   As of 10/31/98, based on total net assets

========================================================================================================
                                                             % OF NET
TOP FIVE BOND HOLDINGS          COUPON         MATURITY        ASSETS
--------------------------------------------------------------------------------------------------------
1. U.S. Treasury Bonds          6.125%         11/2027        5.25         Foreign bonds 35.31%

2. U.S. Treasury Bonds          5.50           08/2028        3.27         Investment-grade bonds 35.23%

3. U.S. Treasury Bonds          6.875          05/2006        1.78         High-yield bonds 20.75%

4. Swedish Government           5.00           01/2009        1.56         Other 8.71%

5. United Kingdom Treasury      7.00           11/2001        1.46

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
========================================================================================================


WHAT ABOUT HIGH-YIELD BONDS?
High-yield bonds were among the asset classes most adversely affected by the "flight to quality." The performance of this sector had been solid during the first half of the fiscal year when economic growth was robust and corporate profits were strong. However, it deteriorated significantly after April in the wake of declining corporate profits and rising default rates. We believe the drop in high-yield bond prices could create some attractive buying opportunities in this sector.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
The Fund had 209 holdings as of October 31, 1998. The weighted average maturity of the portfolio was 12.96 years and its duration was 7.49 years. The Fund had an average portfolio quality rating of A as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?
Starting January 1, 1999, Europe will launch a brand new currency-the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The changeover will take place gradually. New coins and paper currency will not be introduced until January 2002.
    The euro is expected to bring greater unity to the European business world. Price comparison of goods, services, and labor across Europe will be much easier. Because of this "price transparency," European companies will be forced to become more competitive. Furthermore, corporate bond issuance could increase in Europe as 11 small bond markets will be replaced by one large bond market. This could create more investment opportunities for the Fund.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your Fund prospectus for more information about these risk factors.

WHAT IS YOUR OUTLOOK?
At the close of the fiscal year, the environment was favorable for bonds in Europe, the U.S., and other developed countries. Inflation and interest rates were low, and economic growth was continuing at a healthy pace. Moreover, the concerns that precipitated the flight to U.S. Treasury securities and other high-quality issues appeared to be receding as investors were shifting their focus to other asset classes. The performance of U.S. investment-grade corporate bonds, for example, improved significantly during the final weeks of the fiscal year.
    Additionally, the U.S. and other leading economic powers were pursuing policies aimed at creating a favorable climate for investors both at home and abroad. In late October, the Group of Seven nations-the U.S., the United Kingdom, Canada, Germany, Italy, France, and Japan-approved a plan designed to prop up financial markets in developing nations. That plan allows the International Monetary Fund to provide loans to financially troubled countries before foreign investors pull out. And in the U.S. in November, after the reporting period ended, the Fed approved another interest rate cut-its third in seven weeks.
    Regardless of market trends, we plan to maintain our three-pronged approach of investing in domestic investment- grade, high-yield, and global bonds in an effort to reduce risk and enhance potential return.


          See important Fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

9/15/94-10/31/98


--------------------------------------------------------------------------------------
                    AIM Global       AIM Global   Salomon Brothers  Lehman Brothers
                   Income Fund      Income Fund   World Government    Government
                  Class B shares   Class A shares    Bond Index       Bond Index
--------------------------------------------------------------------------------------
                                         In thousands
9/15/94              $10,000         $ 9,524          $10,000           $10,000
10/31/94              10,079           9,613            9,992            10,160
2/28/95               10,395           9,929           10,441            10,523
6/30/95               11,054          10,574           11,159            11,742
10/31/95              11,647          11,158           11,529            11,706
2/29/96               11,871          11,394           11,704            11,754
6/30/96               12,139          11,670           11,661            11,785
10/31/96              12,772          12,298           12,119            12,334
2/28/97               12,989          12,535           12,234            11,974
6/30/97               13,279          12,830           12,523            12,243
10/31/97              13,855          13,411           13,166            12,656
2/28/98               14,277          13,845           13,536            12,648
6/30/98               14,538          14,123           13,933            12,771
10/31/98              14,323          13,940           14,653            14,244

================================================================================
Past Performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98 including sales charges

CLASS A SHARES

Inception (9/15/94)          8.38%
1 Year                      -1.03*

CLASS B SHARES

Inception (9/15/94)          8.73%
1 Year                      -1.47**

CLASS C SHARES

Inception (8/4/97)           5.19
1 Year                       2.42***

*3.95% excluding sales charges
**3.38 excluding sales charges
***3.39 excluding sales charges
================================================================================



Sources: Towers Data Systems HYPO--REGISTERED TRADEMARK-- and Bloomberg.
    Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 9/15/94-10/31/98. Index performance is for the period from 8/31/94-10/31/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Government Bond Index and the Salomon Brothers World Government Bond Index. Market indexes such as the above-mentioned are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                             AIM GLOBAL INCOME FUND

                         YEAR 2000 READINESS DISCLOSURE



AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.



WHAT IS THE YEAR 2000 PROBLEM?
It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE
AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.
    So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST
In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
    We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.


                             AIM GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS & NOTES-52.79%

AEROSPACE/DEFENSE-0.29%

Pacific Aerospace & Electronics,
  Sr. Sub. Notes, 11.25%, 08/01/05
  (Acquired 07/24/98; Cost
  $350,000)(b)                       $   350,000    $   278,250
---------------------------------------------------------------

AIR FREIGHT-0.37%

Atlas Air, Inc., Sr. Notes, 10.75%,
  08/01/05                               350,000        351,750
---------------------------------------------------------------

AIRLINES-1.87%

Airplanes Pass Through Trust, Sub.
  Bonds, 10.875%, 03/15/19               230,000        239,345
---------------------------------------------------------------
America West Airlines, Inc., Pass
  Through Ctfs., 6.86%, 07/02/04         575,999        578,753
---------------------------------------------------------------
Delta Air Lines, Inc., Deb., 9.00%,
  05/15/16                               550,000        622,199
---------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Ctfs., 9.56%, 10/19/18         300,000        366,051
---------------------------------------------------------------
                                                      1,806,348
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.31%

Advance Stores Co., Sr. Sub. Notes,
  10.25%, 04/15/08 (Acquired
  04/07/98; Cost $310,000)(b)            310,000        296,050
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.10%

Regions Financial Corp., Sub.
  Notes, 7.75%, 09/15/24                 500,000        556,345
---------------------------------------------------------------
Royal Bank of Scotland PLC (United
  Kingdom), Yankee Sub. Notes,
  6.375%, 02/01/11                       500,000        505,825
---------------------------------------------------------------
                                                      1,062,170
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.01%

Deutsche Bank Financial, Gtd.
  Unsec. Sub. Deb., 6.70%, 12/13/06      750,000        754,800
---------------------------------------------------------------
First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                        200,000        218,858
---------------------------------------------------------------
                                                        973,658
---------------------------------------------------------------

BANKS (REGIONAL)-1.66%

HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                        500,000        515,530
---------------------------------------------------------------
Mercantile Bancorp Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07          1,000,000      1,083,050
---------------------------------------------------------------
                                                      1,598,580
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.77%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 8.35%, 06/20/20(c)    3,113,000        743,042
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.02%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27                 500,000        600,665
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

CSC Holdings Inc., Sr. Unsec. Deb.,
  7.625%, 07/15/18                   $   400,000    $   372,144
---------------------------------------------------------------
EchoStar DBS Corp., Sr. Gtd. Notes,
  12.50%, 07/01/02                       320,000        328,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH (Germany),
  Sr. Unsec. Disc. Yankee Notes,
  13.625%, 08/01/06(d)                   200,000        153,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875% 10/15/07(d)             700,000        323,750
---------------------------------------------------------------
TCI Communications Inc., Sr. Notes,
  8.00%, 08/01/05                        150,000        170,283
---------------------------------------------------------------
                                                      1,947,842
---------------------------------------------------------------

CHEMICALS-2.90%

Agrium, Inc. (Canada), Unsec.
  Yankee Notes, 7.00%, 02/01/04          350,000        359,772
---------------------------------------------------------------
Airgas Inc., Medium Term Notes,
  7.14%, 03/08/04                        500,000        519,375
---------------------------------------------------------------
Nova Chemicals Ltd. (Canada),
  Yankee Deb., 7.00%, 08/15/26           600,000        623,292
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                               450,000        549,153
---------------------------------------------------------------
Solutia Inc., Bonds, 6.72%,
  10/15/37                               500,000        512,990
---------------------------------------------------------------
Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                               300,000        232,500
---------------------------------------------------------------
                                                      2,797,082
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.26%

ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                      250,000        253,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.33%

Exodus Communications, Inc., Sr.
  Notes, 11.25%, 07/01/08 (Acquired
  06/26/98; Cost $360,000)(b)            360,000        322,200
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.29%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08           350,000        281,750
---------------------------------------------------------------

CONSUMER FINANCE-1.13%

Countrywide Capital III, Gtd.
  Notes, 8.05%, 06/15/27                 350,000        349,465
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                       700,000        737,751
---------------------------------------------------------------
                                                      1,087,216
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
CONTAINERS & PACKAGING
  (PAPER)-0.18%

BPC Holding Corp., Series B, Sr.
  Sec. Notes, 12.50%, 06/15/06       $   100,000    $   101,500
---------------------------------------------------------------
MVE Inc., Sr. Sec. Notes, 12.50%,
  02/15/02                                75,000         71,625
---------------------------------------------------------------
                                                        173,125
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.21%

AmeriServ Food Co., Gtd. Notes,
  10.125%, 07/15/07                      240,000        200,400
---------------------------------------------------------------

ELECTRIC COMPANIES-2.94%

Cleveland Electric Illumination,
  Series D Sr. Notes, 7.88%,
  11/01/17                               500,000        508,590
---------------------------------------------------------------
El Paso Electric Co.
  Series D Sec. First Mortgage
  Bonds, 8.90%, 02/01/06                 250,000        277,600
---------------------------------------------------------------
  Series E Sec. First Mortgage
  Bonds, 9.40%, 05/01/11                 250,000        285,083
---------------------------------------------------------------
Niagara Mohawk Power Corp.
  First Mortgage Notes, 9.25%,
  10/01/01                               650,000        706,901
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.75%, 10/01/08    1,000,000      1,056,740
---------------------------------------------------------------
                                                      2,834,914
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.11%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)             290,000        102,950
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.23%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                               199,591        218,552
---------------------------------------------------------------

ENTERTAINMENT-1.89%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(d)                            150,000         83,250
---------------------------------------------------------------
Silver Cinemas Inc., Sr. Sub.
  Notes, 10.50%, 04/15/05                350,000        309,750
---------------------------------------------------------------
Time Warner, Inc.
  Deb., 9.125%, 01/15/13                 500,000        618,815
---------------------------------------------------------------
  Notes, 8.18%, 08/15/07                 200,000        229,670
---------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26           250,000        264,860
---------------------------------------------------------------
Viacom, Inc., Sr. Unsec. Gtd. Deb.,
  7.625%, 01/15/16                       300,000        317,034
---------------------------------------------------------------
                                                      1,823,379
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.18%

Associates Corp. of North America,
  Bonds, 6.95%, 11/01/18                 500,000        504,425
---------------------------------------------------------------
Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
  02/15/10                               100,000        112,789
---------------------------------------------------------------
Finova Capital Corp., Unsec. Notes,
  7.40%, 05/06/06                        500,000        520,545
---------------------------------------------------------------
                                                      1,137,759
---------------------------------------------------------------

FOODS-1.62%

ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                       900,000        955,314
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
FOODS-(CONTINUED)

Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                           $   260,000    $   279,500
---------------------------------------------------------------
RAB Enterprise, Inc., Sr. Notes,
  10.50%, 05/01/05 (Acquired
  04/28/98; Cost $350,000)(b)            350,000        322,000
---------------------------------------------------------------
                                                      1,556,814
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.12%

Showboat Marina Casino Partnership
  & Showboat Marina Financial
  Corp., Series B Sec. First
  Mortgage Notes, 13.50%, 03/15/03       100,000        113,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.79%

Global Health Sciences, Sr. Notes,
  11.00%, 05/01/08                       270,000        238,950
---------------------------------------------------------------
Watson Pharmaceuticals Inc., Sr.
  Notes, 7.125%, 05/15/08                500,000        525,155
---------------------------------------------------------------
                                                        764,105
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.53%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                        500,000        508,720
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.08%

Alaris Medical Systems, Sr. Unsec.
  Gtd. Sub. Deb., 9.75%, 12/01/06        200,000        187,000
---------------------------------------------------------------
Beckman Coulter, Sr. Unsec. Gtd.
  Notes, 7.45%, 03/04/08                 500,000        493,710
---------------------------------------------------------------
Dade International Inc., Series B
  Sr. Sub. Notes, 11.125%, 05/01/06      100,000        107,500
---------------------------------------------------------------
Mediq, Inc., Sr. Unsec. Sub. Notes,
  11.00%, 06/01/08 (Acquired
  05/21/98; Cost $280,000)(b)            280,000        253,400
---------------------------------------------------------------
                                                      1,041,610
---------------------------------------------------------------

HOMEBUILDING-0.75%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06                 55,000         56,375
---------------------------------------------------------------
Engle Homes Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/01/08            350,000        335,125
---------------------------------------------------------------
Schuler Homes, Sr. Unsec. Gtd. Sub.
  Notes, 9.00%, 04/15/08                 370,000        334,850
---------------------------------------------------------------
                                                        726,350
---------------------------------------------------------------

HOUSEWARES-0.31%

Decora Industries, Inc., Sr. Sec.
  Notes, 11.00%, 05/01/05 (Acquired
  04/24/98; Cost $341,730)(b)            350,000        302,750
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.78%

Torchmark Corp., Notes, 7.875%,
  05/15/23                               750,000        751,028
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
INSURANCE (PROPERTY-CASUALTY)-1.07%

Terra Nova Holdings (United
  Kingdom), Sr. Sec. Gtd. Notes,
  7.20%, 08/15/07                    $   500,000    $   517,054
---------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.00%,
  05/15/08 (Acquired 05/12/98; Cost
  $499,495)(b)                           500,000        511,135
---------------------------------------------------------------
                                                      1,028,189
---------------------------------------------------------------

IRON & STEEL-0.46%

Acme Metal Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(e)             438,000         89,790
---------------------------------------------------------------
GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04                200,000        151,000
---------------------------------------------------------------
Sheffield Steel Corp., First
  Mortgage Notes, 11.50%, 12/01/05       250,000        203,750
---------------------------------------------------------------
                                                        444,540
---------------------------------------------------------------

LODGING-HOTELS-0.59%

Coast Hotels & Casinos Inc., Series
  B Sec. First Mortgage Gtd. Notes,
  13.00%, 12/15/02                        70,000         78,750
---------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                       150,000        129,302
---------------------------------------------------------------
John Q. Hammons Hotels Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                               100,000         89,750
---------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Yankee Notes, 10.625%, 06/01/08        310,000        271,250
---------------------------------------------------------------
                                                        569,052
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.25%

First Wave Marine, Inc., Sr. Unsec.
  Gtd. Notes, 11.00%, 02/01/08           250,000        238,750
---------------------------------------------------------------
MMI Products Inc., Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                260,000        271,700
---------------------------------------------------------------
Owens Corning, Unsec. Bonds, 7.50%,
  08/01/18                               750,000        692,504
---------------------------------------------------------------
                                                      1,202,954
---------------------------------------------------------------

METALS MINING-0.28%

Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05           250,000        273,865
---------------------------------------------------------------

NATURAL GAS-1.42%

Dynegy Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                       500,000        511,935
---------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%,
  09/15/12                               500,000        567,909
---------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%, 06/15/06      300,000        292,500
---------------------------------------------------------------
                                                      1,372,344
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.21%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05                180,000        200,700
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.59%

Gulf Canada Resources, Ltd.
  (Canada), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06                 550,000        571,093
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
OIL & GAS (DRILLING & EQUIPMENT)-1.25%

Petro Geo-Services ASA (Norway),
  Sr. Notes, 7.125%, 03/30/28        $   500,000    $   486,295
---------------------------------------------------------------
R&B Falcon Corp., Sr. Unsec. Notes,
  7.375%, 04/15/18                       750,000        722,205
---------------------------------------------------------------
                                                      1,208,500
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.34%

Abraxas Petroleum Corp., Series D
  Sr. Unsec. Gtd. Notes, 11.50%,
  11/01/04                                95,000         71,725
---------------------------------------------------------------
Canadian Forest Oil Ltd. (Canada)
  Sr. Yankee Unsec. Sub. Notes,
  8.75%, 09/15/07                        250,000        223,750
---------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec.
  Gtd. Notes, 9.625%, 05/01/05           160,000        137,600
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  Series B Sr. Gtd. Sub. Notes,
  10.375%, 10/15/06                      250,000        188,750
---------------------------------------------------------------
  Series C Sr. Sub. Notes, 10.375%,
  10/15/06 (Acquired 05/26/98; Cost
  $101,500)(b)                           100,000         75,500
---------------------------------------------------------------
Louis Dreyfus Natural Gas, Sr. Sub.
  Notes, 9.25%, 06/15/04                 500,000        545,935
---------------------------------------------------------------
Queens Sand Resources, Sr. Notes,
  12.50%, 07/01/08 (Acquired
  06/30/98; Cost $350,000)(b)            350,000        281,750
---------------------------------------------------------------
Talisman Energy Inc. (Canada)
  Yankee Deb.,
  7.125%, 06/01/07                       250,000        254,760
---------------------------------------------------------------
  7.25%, 10/15/27                        500,000        476,725
---------------------------------------------------------------
                                                      2,256,495
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.31%

Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                               320,000        299,200
---------------------------------------------------------------

PERSONAL CARE-0.54%

Alberto-Culver Corp., Notes,
  6.375%, 06/15/28                       500,000        523,915
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.51%

Kincaid Generation LLC, Sec. Bonds,
  7.33%, 06/15/20 (Acquired
  04/30/98; Cost $501,235)(b)            500,000        492,425
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.32%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13             250,000        307,110
---------------------------------------------------------------

RAILROADS-0.51%

Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37                 450,000        495,108
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUST-1.38%

Glenborough Realty Trust, Sr.
  Notes, 7.625%, 03/15/05 (Acquired
  03/18/98; Cost $499,185)(b)        $   500,000    $   493,516
---------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08                400,000        386,980
---------------------------------------------------------------
Spieker Properties LP, Unsec. Deb.,
  7.35%, 12/01/17                        500,000        448,645
---------------------------------------------------------------
                                                      1,329,141
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.30%

Carr-Gottstein Foods Co., Sr. Sub.
  Notes, 12.00%, 11/15/05                250,000        286,875
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.18%

Plainwell, Inc., Sr. Sub. Notes,
  11.00%, 03/01/08 (Acquired
  03/03/98-03/04/98; Cost
  $231,025)(b)                           230,000        173,650
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.16%

CEX Holdings, Inc., Sr. Sub. Notes,
  9.625%, 06/01/08 (Acquired
  05/20/98; Cost $350,000)(b)            350,000        332,500
---------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                       130,000        130,650
---------------------------------------------------------------
Renters Choice Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08 (Acquired
  08/13/98; Cost $350,000)(b)            350,000        339,500
---------------------------------------------------------------
US Office Products Co., Sr. Sub.
  Notes, 9.75%, 06/15/08 (Acquired
  06/05/98; Cost $348,383)(b)            350,000        276,500
---------------------------------------------------------------
Wilson's-The Leather Experts, Inc.,
  Sr. Notes, 11.25%, 08/15/04             40,000         40,200
---------------------------------------------------------------
                                                      1,119,350
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.12%

J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07               150,000        113,250
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.65%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03                 600,000        626,058
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.21%

MDC Communications Corp. (Canada),
  Sr. Yankee Unsec. Sub. Notes,
  10.50%, 12/01/06                       200,000        199,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.54%

Choice Hotels International, Inc.,
  Notes, 7.125%, 05/01/08 (Acquired
  04/28/98; Cost $496,770)(b)            500,000        515,545
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.25%

MSX International Inc., Unsec. Sr.
  Sub. Notes, 11.375%, 01/15/08          260,000        236,600
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.18%

ATC Group Services Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.00%, 01/15/08      250,000        176,250
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
SHIPPING-0.52%

Alpha Shipping PLC (United
  Kingdom), Series A Sr. Notes,
  9.50%, 02/15/08                    $   320,000    $   174,400
---------------------------------------------------------------
Holt Group, Sr. Notes, 9.75%,
  01/15/06 (Acquired 01/15/98; Cost
  $25,188)(b)                             25,000         16,625
---------------------------------------------------------------
Pacific & Atlantic Holdings, First Mortgage
  Notes,  11.50%, 05/30/08 (Acquired
  05/21/98; Cost $384,345)(b)            390,000        312,000
---------------------------------------------------------------
                                                        503,025
---------------------------------------------------------------

SOVEREIGN DEBT-1.44%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16          300,000        348,828
---------------------------------------------------------------
Province of Quebec (Canada), Notes,
  6.29%, 03/06/26                        500,000        517,120
---------------------------------------------------------------
Province of Quebec (Canada), Yankee
  Notes, 5.735%, 03/02/26                500,000        525,895
---------------------------------------------------------------
                                                      1,391,843
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.07%

KMC Telecom Holdings Inc., Sr.
  Unsec. Disc. Notes, 12.50%,
  02/15/08(d)                            360,000        166,500
---------------------------------------------------------------
Nextel Communications, Series AI
  Sr. Notes, 12.00%, 11/01/08
  (Acquired 10/28/98; Cost
  $522,463)(b)                           530,000        551,200
---------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%, 02/01/08(d)       600,000        312,000
---------------------------------------------------------------
                                                      1,029,700
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.06%

Cable & Wireless Communications PLC
  (United Kingdom), Yankee Notes,
  6.75%, 03/06/08                        500,000        505,510
---------------------------------------------------------------
Centel Capital, Deb., 9.00%,
  10/15/19                               300,000        376,425
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07                250,000        226,250
---------------------------------------------------------------
MCI Communications Corp., Putable
  Sr. Unsec. Deb., 7.125%, 06/15/27      650,000        701,272
---------------------------------------------------------------
Versatel Telecom B.V.
  (Netherlands), Sr. Notes, 13.25%,
  5/15/08 (Acquired 05/20/98; Cost
  $190,000)(b)                           190,000        177,650
---------------------------------------------------------------
                                                      1,987,107
---------------------------------------------------------------

TELEPHONE-1.96%

Dobson Wireline Co., Sr. Notes,
  12.25%, 06/15/08 (Acquired
  06/10/98; Cost $350,000)(b)            350,000        308,875
---------------------------------------------------------------
Esat Holdings Ltd. (Ireland), Sr.
  Yankee Notes, 12.50%, 02/01/07(d)      350,000        211,750
---------------------------------------------------------------
ICG Services Inc., Sr. Unsec. Disc.
  Notes, 10.00%, 02/15/08(d)             600,000        295,500
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
TELEPHONE-(CONTINUED)

NTL Inc., Sr. Notes, 11.50%,
  10/01/08 (Acquired 10/26/98; Cost
  $520,000)(b)                       $   520,000    $   538,200
---------------------------------------------------------------
SBC Communications Inc., Deb.,
  7.375%, 07/15/43                       500,000        536,185
---------------------------------------------------------------
                                                      1,890,510
---------------------------------------------------------------

TEXTILES (APPAREL)-0.52%

Fruit of the Loom, Notes, 6.50%,
  11/15/03                               500,000        503,190
---------------------------------------------------------------

TRUCKERS-0.29%

Travelcenters of America Inc., Sr.
  Unsec. Gtd. Sub. Deb., 10.25%,
  04/01/07                               290,000        283,475
---------------------------------------------------------------

WASTE MANAGEMENT-1.28%

Allied Waste Industries, Sr. Unsec.
  Disc. Notes, 11.30%, 06/01/07(d)       540,000        407,700
---------------------------------------------------------------
Norcal Waste Systems Inc., Series B
  Sr. Gtd. Notes, 13.50%, 11/15/05       125,000        135,625
---------------------------------------------------------------
WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26                 650,000        695,071
---------------------------------------------------------------
                                                      1,238,396
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes
      (Cost $52,167,765)                             50,904,099
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS & NOTES(F)-13.48%
CANADA-6.45%
Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12          CAD                  300,000   $   221,506
--------------------------------------------------------------
Bell Canada (Telephone), Unsec.
  Deb., 10.875%, 10/11/04                250,000       205,820
--------------------------------------------------------------
Bell Mobility Cellular
  (Telecommunications-
  Cellular/Wireless), Deb., 6.55%,
  06/02/08                               750,000       489,943
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00                 250,000       177,877
--------------------------------------------------------------
Clearnet Communications
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes,(d) 10.40%,
  05/15/08                             1,200,000       348,136
--------------------------------------------------------------
  Sr. Disc. Notes, 11.75%, 08/13/07
  (Acquired 07/31/97-11/04/97; Cost
  $517,483)(b)(d)                      1,100,000       369,044
--------------------------------------------------------------
Molson Breweries Co. Ltd.
  (Beverages-Alcoholic), Unsub.
  Notes, 6.00%, 06/02/08 (Acquired
  01/27/98; Cost $480,552)(b)            700,000       453,811
--------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
CANADA-(CONTINUED)
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27   CAD                       1,000,000    $   758,697
---------------------------------------------------------------
Ontario Hydro (Electric Companies),
  Deb., 9.00%, 06/24/02                1,000,000        737,597
---------------------------------------------------------------
Ontario Hydro Residual (Electric
  Companies), Deb., 10.00%,
  02/06/20(c)                          2,750,000        491,060
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07           750,000        467,492
---------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03           650,000        466,437
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Series Q Deb., 10.625%,
  10/20/09                               375,000        327,389
---------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06          500,000        369,754
---------------------------------------------------------------
Westcoast Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 6.45%,12/18/06 (Acquired
  12/03/96; Cost $369,682)(b)            500,000        334,989
---------------------------------------------------------------
                                                      6,219,552
---------------------------------------------------------------

GERMANY-1.86%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Unsec.
  Global Bonds, 7.125%, 04/12/05DEM    1,400,000        999,701
---------------------------------------------------------------
LKB Global (Financial-Diversified),
  Gtd. Notes, 6.00%, 01/25/06          1,200,000        794,923
---------------------------------------------------------------
                                                      1,794,624
---------------------------------------------------------------

NEW ZEALAND-2.98%

International Bank for
  Reconstruction & Development
  (Banks-Money Centers), Sr. Unsec.
  Notes, 7.25%, 01/16/02     NZD         500,000        271,883
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.25%.
  05/27/03                             2,200,000      1,214,913
---------------------------------------------------------------
  Sr. Notes, 6.77%, 08/20/07(c)          750,000        230,009
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 5.50%,
  11/03/08                             2,250,000      1,152,029
---------------------------------------------------------------
                                                      2,868,834
---------------------------------------------------------------

UNITED KINGDOM-2.19%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Sr. Unsec.
  Sub. Notes, 6.875%, 07/14/00 GBP       750,000      1,272,189
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
UNITED KINGDOM-(CONTINUED)

Sutton Bridge Financial
  Ltd.(Financial-Diversified), Gtd.
  Bonds, 8.625%, 06/30/22 (Acquired
  05/29/97; Cost $733,642)(b)   GBP      450,000    $   843,232
---------------------------------------------------------------
                                                      2,115,421
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $13,252,025)                                   12,998,431
---------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES(F)-0.89%
GERMANY-0.40%
Daimler-Benz A.G. (Automobiles),
  Conv. Gtd. Unsub. Eurobonds,
  4.125%, 07/05/03  DEM                  430,000        388,406
---------------------------------------------------------------
UNITED KINGDOM-0.49%
National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08        GBP                    250,000        467,417
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes (Cost $765,956)                           855,823
---------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES(F)-13.33%
CANADA-3.58%
B.C. Generic Residual, Deb.,
  13.88%, 06/21/04(c)           CAD      150,000         72,371
---------------------------------------------------------------
Municipal Finance Authority of
  British Columbia, Bonds, 7.75%,
  12/01/05                               500,000        367,138
---------------------------------------------------------------
Canada Government,
  Bonds, 7.00%, 12/01/06               1,000,000        731,384
---------------------------------------------------------------
  Bonds, 6.625%, 10/03/07       NZD    1,200,000        650,614
---------------------------------------------------------------
Ontario Province, Deb.,
  11.125%, 02/14/01             GBP      650,000      1,192,910
---------------------------------------------------------------
  Sr. Unsub. Notes, 8.00%,
    03/11/03     CAD                     600,000        435,343
---------------------------------------------------------------
                                                      3,449,760
---------------------------------------------------------------

GERMANY-1.84%

Bundesrepublik Deutschland, Bonds,
  6.75%, 07/15/04               DEM      750,000        519,835
---------------------------------------------------------------
  Bonds, 6.875%, 05/12/05                400,000        281,322
---------------------------------------------------------------
  Bonds, 5.25%, 01/04/08               1,500,000        978,933
---------------------------------------------------------------
                                                      1,780,090
---------------------------------------------------------------

NEW ZEALAND-2.17%

Federal National Mortgage
  Association, Notes, 7.25%,
  06/20/02                   NZD       1,250,000        684,999
---------------------------------------------------------------
New Zealand Government,
  Bonds, 8.00%, 02/15/01               1,000,000        560,537
---------------------------------------------------------------
  Bonds, 8.00%, 11/15/06                 500,000        309,522
---------------------------------------------------------------
  Bonds, 7.00%, 07/15/09                 900,000        538,799
---------------------------------------------------------------
                                                      2,093,857
---------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
SWEDEN-2.74%

Swedish Government,
  Bonds, 6.00%, 02/09/05        SEK    4,000,000    $   557,609
---------------------------------------------------------------
  Bonds, 6.50%, 10/25/06               4,000,000        579,828
---------------------------------------------------------------
  Bonds, 5.00%, 01/28/09              11,500,000      1,507,025
---------------------------------------------------------------
                                                      2,644,462
---------------------------------------------------------------

UNITED KINGDOM-3.00%

United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00        GBP      350,000        616,148
---------------------------------------------------------------
  Bonds, 7.50%, 12/07/06                 450,000        871,418
---------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01            800,000      1,405,209
---------------------------------------------------------------
                                                      2,892,775
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $12,535,884)                     12,860,944
---------------------------------------------------------------

                                       SHARES
DOMESTIC COMMON STOCKS-0.01%
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.01%

Nextel Communications, Inc.-Class
  A(e) (Cost $9,000)                         557   $    10,096
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.97%
BANKS (REGIONAL)-0.48%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                 16,000       459,000
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.49%

Conseco Inc.-$4.278 Conv. PRIDES           4,000       476,000
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $746,100)                                        935,000
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-0.13%
FRANCE-0.05%

Societe Generale (Banks-Major
  Regional)                                  350        46,320
--------------------------------------------------------------

UNITED KINGDOM-0.08%

Glaxo Wellcome PLC (Health
  Care-Drugs-Generic & Other)              2,607        80,954
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $84,949)                                         127,274
--------------------------------------------------------------

WARRANTS-0.04%

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(g)                                290         1,450
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.00%

KMC Telecom Holdings Inc., expiring
  04/15/08 (Acquired
  01/26/98-03/03/98; Cost $0)(b)(g)          360         1,170
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.00%

MVE Inc., expiring 02/15/02(g)               100         1,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

Versatel, expiring 01/15/07
  (Acquired 05/20/98; Cost
  $0)(b)(g)                                  190   $     1,924
--------------------------------------------------------------
                                                         2,924
--------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc., Series I,
  expiring 11/14/99(g)                        70            35
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(g)                       330         2,310
--------------------------------------------------------------
Orion Network Systems, Inc.,
  expiring 01/15/07(g)                       420         4,830
--------------------------------------------------------------
                                                         7,140
--------------------------------------------------------------

TELEPHONE-0.03%

ESAT Holdings Ltd., expiring
  02/01/07 (Acquired 06/16/97; Cost
  $0)(b)(g)                                  350        14,875
--------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(g)                       150         8,235
--------------------------------------------------------------
Knology Holdings, Inc., expiring
  10/15/07 (Acquired 03/12/98; Cost
  $0)(b)(g)                                  700         1,575
--------------------------------------------------------------
                                                        24,685
--------------------------------------------------------------
    Total Warrants (Cost $2,812)                        37,404
--------------------------------------------------------------

                                     PRINCIPAL(a)     MARKET
                                        AMOUNT         VALUE
U.S. TREASURY SECURITIES-13.71%

Bonds, 6.875%, 05/15/06              $ 1,500,000    $ 1,717,050
---------------------------------------------------------------
Bonds, 6.375%, 08/15/27                1,000,000      1,152,260
---------------------------------------------------------------
Bonds, 6.125%, 11/15/27                4,500,000      5,059,170
---------------------------------------------------------------
Bonds, 5.50%, 08/15/28                 3,000,000      3,155,160
---------------------------------------------------------------
Notes, 5.75%, 04/30/03                 1,000,000      1,056,350
---------------------------------------------------------------
Notes, 5.625%, 05/15/08                1,000,000      1,077,500
---------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $12,796,171)                             13,217,490
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-1.09%
Fannie Mae, Unsec. Sr. Notes,
  6.875%, 06/07/02(f)           GBP      350,000        613,921
---------------------------------------------------------------
Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                        400,000        430,664
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $981,642)                      1,044,585
---------------------------------------------------------------
REPURCHASE AGREEMENT(H)-3.39%
SBC Warburg Dillion Read Inc.,
  5.40%, 11/02/98(i) (Cost
  $3,269,626)                          3,269,626      3,269,626
---------------------------------------------------------------
TOTAL INVESTMENTS-99.83%                             96,260,772
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.17%                     164,933
---------------------------------------------------------------
NET ASSETS-100.00%                                  $96,425,705
===============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note(f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 was $9,191,841 which represented 9.53% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e) Non-income producing security.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 10/30/98 with a maturing value of $1,300,585,000. Collateralized by $2,856,569,000, U.S. Government
    obligations, 0% to 5.50% due 11/15/98 to 02/15/25 with an aggregate market value at 10/31/98 of $1,326,231,109.

Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DEM     - German Deutschmark
Disc.   - Discounted
FRF     - French Franc
GBP     - British Pound Sterling
Gtd.    - Guaranteed
JPY     - Japanese Yen
NZD     - New Zealand Dollar
Pfd.    - Preferred
PIK     - Payment in Kind
PRIDES  - Preferred Redemption Increased Dividend Equity Securities
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $96,611,930)                                  $96,260,772
-----------------------------------------------------------
Foreign currencies, at value (cost $102,681)        101,056
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,454,678
-----------------------------------------------------------
  Capital stock sold                                608,272
-----------------------------------------------------------
  Dividends and interest                          2,188,276
-----------------------------------------------------------
Investment for deferred compensation plan            15,013
-----------------------------------------------------------
Other assets                                         14,249
-----------------------------------------------------------
    Total assets                                100,642,316
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           3,290,537
-----------------------------------------------------------
  Capital stock reacquired                          425,030
-----------------------------------------------------------
  Dividends                                          90,387
-----------------------------------------------------------
  Deferred compensation plan                         15,013
-----------------------------------------------------------
  Forward contracts                                 263,269
-----------------------------------------------------------
Accrued advisory fees                                19,371
-----------------------------------------------------------
Accrued administrative services fees                  6,500
-----------------------------------------------------------
Accrued directors' fees                                 710
-----------------------------------------------------------
Accrued distribution fees                            58,901
-----------------------------------------------------------
Accrued transfer agent fees                          35,268
-----------------------------------------------------------
Accrued operating expenses                           11,625
-----------------------------------------------------------
    Total liabilities                             4,216,611
-----------------------------------------------------------
Net assets applicable to shares outstanding     $96,425,705
-----------------------------------------------------------

NET ASSETS:

Class A                                         $58,115,163
===========================================================
Class B                                         $36,525,102
===========================================================
Class C                                         $ 1,785,440
===========================================================
Capital stock, $0.001 par value per share:
Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     5,485,113
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     3,449,368
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       168,672
===========================================================
Class A:
  Net asset value and redemption price per
    share                                       $     10.60
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.60 divided by
    95.25%)                                     $     11.13
-----------------------------------------------------------
===========================================================
Class B:
  Net asset value and offering price per share  $     10.59
===========================================================
Class C:
  Net asset value and offering price per share  $     10.59
===========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Interest                                        $ 5,562,739
-----------------------------------------------------------
Dividends (net of $1,316 foreign withholding
  tax)                                               76,224
-----------------------------------------------------------
      Total investment income                     5,638,963
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       518,363
-----------------------------------------------------------
Administrative services fees                         81,456
-----------------------------------------------------------
Custodian fees                                       25,580
-----------------------------------------------------------
Directors' fees                                       9,626
-----------------------------------------------------------
Distribution fees-Class A                           213,249
-----------------------------------------------------------
Distribution fees-Class B                           304,834
-----------------------------------------------------------
Distribution fees-Class C                             9,186
-----------------------------------------------------------
Transfer agent fees-Class A                          98,614
-----------------------------------------------------------
Transfer agent fees-Class B                          77,632
-----------------------------------------------------------
Transfer agent fees-Class C                           2,340
-----------------------------------------------------------
Other                                               101,251
-----------------------------------------------------------
      Total expenses                              1,442,131
-----------------------------------------------------------
Less:
      Fees waived by advisor                       (365,730)
-----------------------------------------------------------
      Expenses paid indirectly                       (2,411)
-----------------------------------------------------------
      Net expenses                                1,073,990
-----------------------------------------------------------
Net investment income                             4,564,973
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (736,111)
-----------------------------------------------------------
  Foreign currencies                                 (7,238)
-----------------------------------------------------------
  Forward currency contracts                        450,204
-----------------------------------------------------------
                                                   (293,145)
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                          (2,167,780)
-----------------------------------------------------------
  Foreign currencies                                  3,285
-----------------------------------------------------------
  Forward currency contracts                       (215,660)
-----------------------------------------------------------
                                                 (2,380,155)
-----------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                    (2,673,300)
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 1,891,673
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                  1998           1997
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $  4,564,973    $ 3,129,370
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward currency contracts             (293,145)       397,245
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                   (2,380,155)       794,339
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         1,891,673      4,320,954
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (2,295,926)    (1,835,866)
-----------------------------------------------------------------------------------------
  Class B                                                       (1,495,827)    (1,337,369)
-----------------------------------------------------------------------------------------
  Class C                                                          (42,707)          (767)
-----------------------------------------------------------------------------------------
Return of capital distribution:
  Class A                                                         (354,717)            --
-----------------------------------------------------------------------------------------
  Class B                                                         (250,576)            --
-----------------------------------------------------------------------------------------
  Class C                                                           (8,211)            --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (258,088)      (311,081)
-----------------------------------------------------------------------------------------
  Class B                                                         (181,448)      (242,850)
-----------------------------------------------------------------------------------------
  Class C                                                           (5,682)          (605)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       29,014,691      8,692,165
-----------------------------------------------------------------------------------------
  Class B                                                       12,527,487      8,049,066
-----------------------------------------------------------------------------------------
  Class C                                                        1,597,917        239,702
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  40,138,586     17,573,349
=========================================================================================

NET ASSETS:

  Beginning of period                                           56,287,119     38,713,770
-----------------------------------------------------------------------------------------
  End of period                                               $ 96,425,705    $56,287,119
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 96,795,220    $54,262,086
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       222,498        (10,921)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and forward currency
    contracts                                                       15,255        263,067
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                     (607,268)     1,772,887
-----------------------------------------------------------------------------------------
                                                              $ 96,425,705    $56,287,119
=========================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Income Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at October 31, 1998 were as follows:

                                                             UNREALIZED
SETTLEMENT                                   CONTRACT TO    APPRECIATION
   DATE         DELIVER           VALUE        RECEIVE     (DEPRECIATION)
----------  ----------------   -----------   -----------   --------------
11/04/98    CAD    5,500,000   $ 3,565,633   $ 3,650,786     $  85,153
11/04/98    NZD    2,200,000     1,164,217     1,119,140       (45,077)
11/04/98    NZD      800,000       423,352       399,480       (23,872)
11/09/98    CAD    2,750,000     1,782,812     1,806,003        23,191
11/10/98    CAD    2,250,000     1,458,664     1,486,012        27,348
11/30/98    DEM    3,100,000     1,875,845     1,725,971      (149,874)
11/30/98    GBP    2,000,000     3,330,145     3,260,000       (70,145)
11/30/98    NZD    1,900,000     1,005,231       924,730       (80,501)
11/30/98    NZD    1,150,000       608,430       550,016       (58,414)
12/01/98    CAD      300,000       194,489       192,530        (1,959)
01/13/99    NZD    4,500,000     2,380,127     2,343,375       (36,752)
01/14/99    GBP    1,900,000     3,145,286     3,202,906        57,620
01/15/99    DEM    3,000,000     1,819,170     1,839,622        20,452
01/29/99    SEK   20,000,000     2,572,734     2,562,295       (10,439)
                               -----------   -----------     ---------
                               $25,326,135   $25,062,866     $(263,269)
                               -----------   -----------     ---------

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. On October 31, 1998, undistributed net investment income was increased by $116,410, undistributed net realized gains increased by $490,551 and paid-in capital decreased by $606,961 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1998, AIM waived fees of $365,730.
   The Fund, pursuant to a master administrative services agreement, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $81,456 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1998, the Fund paid AFS $97,772 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $213,249, $304,834 and $9,186, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $50,768 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $9,510 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
   During the year ended October 31, 1998, the Fund incurred legal fees of $3,576 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $766 and $1,645, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,411 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $75,209,715, and $33,486,994, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 3,377,406
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (3,728,564)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $  (351,158)
=============================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                        1998                         1997
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------    -----------    ----------    -----------
Sold:
  Class A                                                      3,840,125    $41,970,650     1,677,097    $17,985,938
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,818,456     19,865,377     1,244,806     13,337,043
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                       155,501      1,696,174        23,915        258,631
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        221,486      2,412,254       168,472      1,809,673
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        144,487      1,573,639       118,888      1,275,952
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                         4,387         47,595            71            779
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,406,526)   (15,368,213)   (1,035,690)   (11,103,446)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (814,522)    (8,911,529)     (610,857)    (6,563,929)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (13,394)      (145,852)       (1,808)       (19,708)
--------------------------------------------------------------------------------------------------------------------
                                                               3,950,000    $43,140,095     1,584,894    $16,980,933
====================================================================================================================

* Class C Shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (dates operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                 1998           1997         1996        1995        1994
                                                              ----------     ----------     -------     -------     ------
Net asset value, beginning of period                           $ 10.93        $ 10.85        $10.74      $10.02     $10.00
------------------------------------------------------------   -------        -------       -------     -------     ------
Income from investment operations:
  Net investment income                                           0.71           0.72          0.79(a)     0.79       0.08
------------------------------------------------------------   -------        -------       -------     -------     ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.27)          0.21          0.25        0.75       0.01
------------------------------------------------------------   -------        -------       -------     -------     ------
      Total from investment operations                            0.44           0.93          1.04        1.54       0.09
------------------------------------------------------------   -------        -------       -------     -------     ------
Less distributions:
  Dividends from investment income                               (0.61)         (0.72)        (0.81)      (0.82)     (0.07)
------------------------------------------------------------   -------        -------       -------     -------     ------
  Distributions from net realized gains                          (0.07)         (0.13)        (0.12)         --         --
------------------------------------------------------------   -------        -------       -------     -------     ------
  Return of capital                                              (0.09)            --            --          --         --
------------------------------------------------------------   -------        -------       -------     -------     ------
      Total distributions                                        (0.77)         (0.85)        (0.93)      (0.82)     (0.07)
------------------------------------------------------------   -------        -------       -------     -------     ------
Net asset value, end of period                                 $ 10.60        $ 10.93        $10.85      $10.74     $10.02
============================================================   =======        =======       =======     =======     ======
Total return(b)                                                   3.95%          9.05%        10.22%      16.07%      0.93%
============================================================   =======        =======       =======     =======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,115        $30,924       $21,926     $10,004     $2,661
============================================================   =======        =======       =======     =======     ======
Ratio of expenses to average net assets(c)                        1.23%(d)       1.25%         1.25%       1.25%      1.25%(e)
============================================================   =======        =======       =======     =======     ======
Ratio of net investment income to average net assets(f)           6.38%(d)       6.54%         7.27%       7.38%      6.01%(e)
============================================================   =======        =======       =======     =======     ======
Portfolio turnover rate                                             47%            61%           83%        128%         6%
============================================================   =======        =======       =======     =======     ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.73%, 1.86%, 2.02%, 3.03% and 5.61% (annualized) for the periods 1998-1994.
(d) Ratios are based on average net assets of $42,649,812.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.89%, 5.93%, 6.51%, 5.59% and 1.65% (annualized) for the periods 1998-1994.

                                                                              CLASS B                             CLASS C
                                                         -------------------------------------------------    ----------------
                                                          1998       1997       1996       1995      1994      1998      1997
                                                         -------    -------    -------    ------    ------    ------    ------
Net asset value, beginning of period                     $ 10.92    $ 10.84    $ 10.73    $10.01    $10.00    $10.92    $10.76
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                                     0.65       0.67       0.74(a)   0.74      0.07      0.66      0.15(a)
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.27)      0.21       0.24      0.75      0.01     (0.28)     0.17
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
      Total from investment operations                      0.38       0.88       0.98      1.49      0.08      0.38      0.32
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
Less distributions:
  Dividends from investment income                         (0.55)     (0.67)     (0.75)    (0.77)    (0.07)    (0.55)    (0.13)
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
  Distributions from net realized gains                    (0.07)     (0.13)     (0.12)       --        --     (0.07)    (0.03)
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
  Return of capital                                        (0.09)        --         --        --        --     (0.09)       --
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
      Total distributions                                  (0.71)     (0.80)     (0.87)    (0.77)    (0.07)    (0.71)    (0.16)
-------------------------------------------------------  -------    -------    -------    ------    ------    ------    ------
Net asset value, end of period                           $ 10.59    $ 10.92    $ 10.84    $10.73    $10.01    $10.59    $10.92
=======================================================  =======    =======    =======    ======    ======    ======    ======
Total return(b)                                             3.38%      8.48%      9.66%    15.56%     0.79%     3.39%     2.99%
=======================================================  =======    =======    =======    ======    ======    ======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $36,525    $25,121    $16,787    $4,207    $  362    $1,785    $  242
=======================================================  =======    =======    =======    ======    ======    ======    ======
Ratio of expenses to average net assets(c)                  1.75%(d)    1.76%     1.75%     1.74%   1.73%(e)   1.73%(d)  1.76%(e)
=======================================================  =======    =======    =======    ======    ======    ======    ======
Ratio of net investment income to average net assets(f)     5.87%(d)    6.03%     6.77%     6.88%   3.59%(e)   5.88%(d)  6.03%(e)
=======================================================  =======    =======    =======    ======    ======    ======    ======
Portfolio turnover rate                                       47%        61%        83%      128%        6%       47%       61%
=======================================================  =======    =======    =======    ======    ======    ======    ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.25%, 2.37%, 2.53%, 3.57% and 22.09% (annualized) for 1998-1994 for Class B and 2.22% and 2.37% (annualized) for 1998-1997 for Class C.
(d) Ratios are based on average net assets of $30,483,393 and $918,640 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.37%, 5.42%, 6.00%, 5.05% and (16.77)% (annualized) for 1998-1994 for Class B and 5.40% and 5.42% (annualized) for 1998-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and for the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                               OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                              11 Greenway Plaza
Chairman                                         Chairman                                      Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                               Carol F. Relihan                              Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                               Jonathan C. Schoolar                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Senior Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Dana R. Sutton
President, Mercantile Bankshares                 Vice President and Assistant Treasurer        State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                      Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                  Renee A. Friedli
of the U.S. House of Representatives             Assistant Secretary                           Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                  P. Michelle Grace                             1735 Market Street
Partner                                          Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jeffrey H. Kupor                              COUNSEL TO THE DIRECTORS
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Nancy L. Martin                               919 Third Avenue
                                                 Assistant Secretary                           New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.      Ofelia M. Mayo                                DISTRIBUTOR
Commissioner, New York City Dept. for the        Assistant Secretary
Aging; and member of the Board of Directors                                                    A I M Distributors, Inc.
Metropolitan Transportation Authority of         Lisa A. Moss                                  11 Greenway Plaza
New York State                                   Assistant Secretary                           Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                 Kathleen J. Pflueger
Attorney                                         Assistant Secretary                           AUDITORS

Ian W. Robinson                                  Samuel D. Sirko                               KPMG Peat Marwick LLP
Consultant; Formerly Executive                   Assistant Secretary                           700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                          Stephen I. Winer
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Mary J. Benson
Louis S. Sklar                                   Assistant Treasurer
Executive Vice President
Hines Interests
Limited Partnership

Required Federal Income Tax Information

AIM Global Income Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.6061, $0.5461, $0.5461 per share, respectively, to shareholders during its tax year ended October 31, 1998. Of this amount 1.79% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.0659 per share for Class A, Class B and Class C shares during the Fund's tax year ended October 31, 1998.

Income Tax Information

Of total income dividends paid, 3.67% was derived from U.S. Treasury obligations.

                            HOW AIM MAKES INVESTING
                                 EASIER FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent Investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvestment in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                           --------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                           --------------------------

The AIM Family of Funds--Registered Trademark--

GROWTH FUNDS                                     INTERNATIONAL GROWTH FUNDS
AIM Aggressive Growth Fund(1)                    AIM Advisor International Value Fund
AIM Blue Chip Fund                               AIM Asian Growth Fund
AIM Capital Development Fund                     AIM Developing Markets Fund(2)
AIM Constellation Fund                           AIM Emerging Markets Fund(2)
AIM Mid Cap Equity Fund(2), (A)                  AIM Europe Growth Fund(2)
AIM Select Growth Fund(3)                        AIM European Development Fund
AIM Small Cap Growth Fund(2), (B)                AIM International Equity Fund
AIM Small Cap Opportunities Fund                 AIM International Growth Fund(2)
AIM Value Fund                                   AIM Japan Growth Fund(2)
AIM Weingarten Fund                              AIM Latin American Growth Fund(2)
                                                 AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                            GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund                 AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                       AIM Global Growth Fund
AIM Advisor Real Estate Fund                     AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                     GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                                 AIM Global Growth & Income Fund(2)
                                                 AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                        GLOBAL INCOME FUNDS
AIM High Yield Fund                              AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                           AIM Global Government Income Fund(2)
AIM Income Fund                                  AIM Global Income Fund
AIM Intermediate Government Fund                 AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                                 THEME FUNDS
TAX-FREE INCOME FUNDS                            AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                   AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                          AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut          AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                   AIM Global Resources Fund(2)
                                                 AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                               AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed
AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.




A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $91 billion in assets for more than 5.5 million shareholders, including individual investors, corporate clients, and financial institutions, as of September 30, 1998.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 11th-largest mutual fund complex in the U.S. in assets under management, according to Strategic
Insight, an independent mutual fund monitor.